RESTRICTED STOCK AGREEMENT

                                       FOR

                                   ALAN GAINES

      This RESTRICTED STOCK AGREEMENT (the "Agreement") is made and entered into effective as of April 17, 2007 (the "Agreement Date") by and between DUNE ENERGY, INC., a Delaware corporation ("Company"), and ALAN GAINES, an individual resident in the State of Texas ("Mr. Gaines").

                              W I T N E S S E T H:

      WHEREAS, the Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its shareholders to appoint Mr. Gaines as the Chairman of the Board and to provide incentive to Mr. Gaines to remain with the Company by making this grant of common stock in accordance with the terms and subject to the conditions provided in this Agreement; and

      WHEREAS, Mr. Gaines is an existing executive officer of the Company and, as such, the Company's issuance of common stock to him in order to retain his services is subject to compliance with the rules of the American Stock Exchange, which rules require the Company to obtain shareholder approval prior to issuing common stock to Mr. Gaines (the "Amex Approval");

      NOW, THEREFORE, for and in consideration of the mutual premises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Award of Restricted Stock. Effective as of the date the Company obtains Amex Approval (the "Grant Date"), the Board grants to Mr. Gaines Three Million (3,000,000) shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company (collectively the "Restricted Stock"), which shares are and shall be subject to the terms, provisions and restrictions set forth in this Agreement.

2. Cancellation of Restricted Stock. In the event that, on or prior to June 30, 2007, the Company shall not have completed its acquisition of all of the outstanding capital stock of Goldking Energy Corporation ("Goldking"), pursuant to the terms of that certain Stock Purchase Agreement dated effective April 13, 2007, then this Agreement shall be terminated and all shares of Restricted Stock, if any, then granted to Mr. Gaines hereunder shall be automatically cancelled as of that date.

3. Right of First Refusal.

      (a) Subject to the terms of this Section 3, Mr. Gaines will not sell or transfer for consideration, or offer to sell or transfer for consideration, in one transaction or a series of related transactions, any Subject Shares (as defined below) to any Person, without first offering such Subject Shares to the Company on the terms and conditions set forth herein.

      (b) Upon Mr. Gaines proposing or receiving a bona fide offer that is subject to Section 3(a) above, Mr. Gaines shall promptly provide the Company with written notice thereof. If, during the ten (10) Business Day period immediately following the date that the Company receives such notice from Mr. Gaines, (i) the Company notifies Mr. Gaines that it declines to accept such offer to purchase such Subject Shares or (ii) the Company fails to notify Mr. Gaines that it wishes to so purchase such Subject Shares, then Mr. Gaines may thereafter sell such Subject Shares on the same terms and conditions as had been provided to the Company, at any time on or before that date which is 180 days after the expiration of such 10 Business Day period. If such Subject Shares are not so sold during such 180-day period, the terms and conditions of this Section 3 shall be deemed to automatically re-apply to such Subject Shares immediately following such 180-day period.

      (c) If (i) the Company notifies Mr. Gaines that it intends to purchase the offered Subject Shares and (ii) the Company is then legally permitted to purchase the Subject Shares so offered in accordance with the laws of its state of incorporation, the Company shall deliver full payment in cash for such Subject Shares to Mr. Gaines against delivery of the stock certificates for such Subject Shares within five (5) Business Days following its giving of such notice of acceptance to Mr. Gaines. The purchase price per Subject Share to be paid by the Company in payment therefor will be equal to (x) the price per Subject Share offered to Mr. Gaines by such third party, minus (y) $1.79 (the "First Refusal Discount Amount"). In the event the shares of Common Stock of the Company are subdivided into a greater number of shares of Common Stock, the First Refusal Discount Amount in effect on the day upon which such subdivision becomes effective shall be proportionately decreased, and conversely, in the event the shares of Common Stock of the Company shall be combined into a smaller number of shares of Common Stock, the First Refusal Discount Amount in effect on the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately upon the effectiveness of such subdivision or combination.

      (d) For the purposes of this Agreement, (i) "Subject Shares" shall mean the 3,000,000 shares of Common Stock acquired by Mr. Gaines pursuant to Section 1, plus any shares of Common Stock, other capital stock or any other security or securities issued with respect thereto or in exchange therefor, in connection with any stock dividend, stock split, reverse split, recapitalization or similar corporate event involving the Common Stock, and (ii) "Business Day" shall mean any day other than Saturday, Sunday or any other day on which banks are authorized or required to be closed in the State of Texas.

      (e) Nothing contained in this Section 3 shall be deemed to prohibit or restrict any transfer or assignment of any of the Subject Shares (i) to the Company, (ii) by way of gift, donation, bequest, descent or distribution or any other transfer to a trust, limited partnership or pursuant to a will or any other estate planning or estate administration process (provided that as a condition to any such permitted transfer, the assignee of such Subject Shares must expressly agree in writing to assume the restrictions against transfer and the obligations of his or its assignor set forth in this Section 3 to the same extent as such assignor), or (iii) by operation of law, court order or judicial process. The restrictions contained in this Section 3 shall apply only to the Subject Shares and shall not apply to any other shares of Common Stock or any other securities of the Company that are held or beneficially owned by Mr. Gaines whatsoever, whether now owned, hereafter acquired or otherwise.

4. Vesting of Restricted Stock.

      (a) Except as otherwise provided in Sections 4(b), 4(c) and 6 hereof, the shares of Restricted Stock shall become vested in the following percentages and at the following times, provided that (i) Amex Approval has then been obtained by the applicable Vesting Date and (ii) the Continuous Service (as defined in Section 4(d)(iii) below) of Mr. Gaines continues through and on the applicable Vesting Date:

      Percentage of Shares                   Vesting Date
      --------------------                   ------------
             33 1/3%                          Grant Date
             33 1/3%             First anniversary of the Agreement Date
             33 1/3%            Second anniversary of the Agreement Date

There shall be no proportionate or partial vesting of shares of Restricted Stock in or during the months, days or periods prior to each of the respective Vesting Dates, and all vesting of shares of Restricted Stock shall occur only on the respective Vesting Dates. Upon the termination or cessation of Mr. Gaines's Continuous Service, any portion of the Restricted Stock that is not yet then vested, and which does not then become vested pursuant to this Section 4, shall be subject to re-purchase by the Company from Mr. Gaines as provided in Section 6, below.

      (b) Notwithstanding any other term or provision of this Agreement, if any time after Amex Approval has been obtained (i) a "Change in Control" (as defined in Section 4(e)(i) below) of the Company occurs during Mr. Gaines's Continuous Service, or (ii) Gaines's Continuous Service is terminated by the Company without cause (as defined in that employment agreement of even date herewith between Mr. Gaines and the Company), the shares of Restricted Stock subject to this Agreement shall become immediately vested as of the date of the Change in Control or such termination without cause.

      (c) Notwithstanding any other term or provision of this Agreement, any time after Amex Approval has been obtained the Board shall be authorized, in its sole discretion, based upon its review and evaluation of the performance of Mr. Gaines and of the Company, to accelerate the vesting of any shares of Restricted Stock under this Agreement, at such times and upon such terms and conditions as the Board shall deem advisable.

      (d) For purposes of this Agreement, the following terms shall have the meanings indicated:

            (i) "Change in Control" shall mean any of the following events:

                  (1) a merger of consolidation to which the Company is a p arty if the individuals and entities who were stockholders of the Company immediately prior to the effective date of such merger or consolidation have beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of less than 50% of the total combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation;

                  (2) the acquisition or holding of direct or indirect beneficial ownership (as defined under Rule 13d-3 of the Exchange Act) of securities of the Company representing in the aggregate 30% or more of the total combined voting power of the Company's then issued and outstanding voting securities by any person, entity or group of associated persons or entities acting in concert, other than any employee benefit plan of the Company or of any subsidiary of the Company, or any entity holding such securities for or pursuant to the terms of any such plan;

                  (3) the sale of all or substantially all of the assets of the Company to any person or entity that is not a wholly-owned subsidiary of the Company; or

                  (4) the approval by the stockholders of the Company of any plan or proposal for the liquidation of the Company or its material subsidiaries, other than into the Company.

            (ii) "Continuous Service" shall mean the continuous service to the Company or a Related Entity, without interruption, of Mr. Gaines, in Mr. Gaines's capacity as the Chairman of the Board of the Company or of any Related Entity. Continuous Service shall not be considered interrupted (or to have ceased or terminated) in the case of (1) any approved leave of absence, (2) transfers among the Company, any Related Entity, or any successor thereto, so long as Mr. Gaines continues in his capacity as the Chairman of the Board thereof, or (3) any change in status, if and so long as (x) Mr. Gaines remains in the service of the Company or a Related Entity in the capacity of Chairman of the Board (except as otherwise provided herein), and (y) which change in status is approved in writing by the Company or a Related Entity in its sole discretion (with an express acknowledgement that such change in status continues, and does not cease or terminate, "Continuous Service" for purposes of this Agreement). An approved leave of absence shall include sick leave or any other authorized personal leave approved by the Company in writing.

            (iii) "Non-Vested Shares" means any portion of the Restricted Stock subject to this Agreement that has not become vested pursuant to this Section 4.

            (iv) "Related Entity" shall mean any Subsidiary, and any business, corporation, partnership, limited liability company, trust or other entity in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

            (v) "Subsidiary" shall mean any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

            (vi) "Vested Shares" shall mean any portion of the Restricted Stock subject to this Agreement that is and has become vested pursuant to this Section 4.

5. Delivery of Restricted Stock.

      (a) Notwithstanding anything to the contrary contained in this Agreement, the Company may not issue any stock certificates or give instructions to cause its transfer agent to issue any stock certificates evidencing the Restricted Stock until Amex Approval has been obtained.

      (b) After Amex Approval has been obtained, one or more stock certificates evidencing the Restricted Stock shall be issued in the name of Mr. Gaines but shall be held and retained by the Secretary of the Company until the latest date on which the shares subject to this Restricted Stock award become Vested Shares pursuant to Section 4 hereof (the "Applicable Date"). All such stock certificates shall bear the following legends, along with such other legends that the Board shall deem necessary and appropriate or which are otherwise required or indicated pursuant to any applicable stockholders agreement:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER THE 1933 ACT AND SUCH OTHER APPLICABLE LAWS (AS APPLICABLE) IS IN EFFECT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND LAWS AS CONFIRMED TO THE ISSUER BY AN OPINION (IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER) OF COUNSEL (SATISFACTORY TO THE ISSUER).

            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO SUBSTANTIAL VESTING AND OTHER RESTRICTIONS AS SET FORTH IN THE RESTRICTED STOCK AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES, AND INCLUDE VESTING CONDITIONS WHICH MAY RESULT IN THE COMPLETE FORFEITURE OF THE SHARES.

      (c) Mr. Gaines shall deposit with the Company stock powers or other instruments of transfer or assignment, duly endorsed in blank with signature(s) guaranteed, corresponding to each certificate, when issued, representing shares of Restricted Stock until such shares become Vested Shares. If Mr. Gaines shall fail to provide the Company with any such stock power or other instrument of transfer or assignment, Mr. Gaines hereby irrevocably appoints the Secretary of the Company as his attorney-in-fact, with full power of appointment and substitution, to execute and deliver any such power or other instrument which may be necessary to effectuate the transfer of the Restricted Stock (or assignment of distributions thereon) on the books and records of the Company.

      (d) On the Applicable Date (as defined in Section 5(b) above) or as soon as administratively practicable thereafter, the Company shall promptly cause a new certificate or certificates to be issued for and with respect to all Vested Shares and shall deliver the new certificate or certificates, to Mr. Gaines. The new certificate or certificates shall continue to bear those legends and endorsements that the Company shall deem necessary or appropriate (including those relating to restrictions on transferability and/or obligations and restrictions under the Securities Laws).

6. Termination or Cessation of Continuous Service. Upon the termination or cessation of Mr. Gaines's Continuous Service, any portion of the Restricted Stock that is not yet then vested, and which does not then become vested pursuant to Section 4, shall be subject to re-purchase by the Company from Mr. Gaines, and Mr. Gaines shall sell to the Company upon the exercise of such right by the Company, at a purchase price per share of $0.01, the number of shares of Restricted Stock (rounded up to the nearest whole share) not yet then vested. The number of shares of Mr. Gaines's Shares subject to repurchase, at the time of any stock dividend or other distribution made on or in respect of Mr. Gaines's Shares or any subdivision, combination, redemption or reclassification of the outstanding capital stock of the Company or received in exchange for Mr. Gaines's Shares or any part thereof, shall be adjusted to give effect to such stock dividend, other distribution, subdivision, combination, redemption or reclassification. The Board shall have the power and authority to enforce on behalf of the Company any and all rights of the Company under this Agreement in the event of Mr. Gaines's forfeiture of Non-Vested Shares pursuant to this
Section 6.

7. Taxes; Gross-Up Amount.

      (a) Mr. Gaines shall, within thirty (30) days of the Grant Date, make an election to be taxed at the Grant Date, as the time of the grant to him of the Restricted Stock, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "83(b) election"), whereby for tax purposes Mr. Gaines's basis in the Restricted Stock, whether Vested Shares or Non-Vested Shares, shall be set at the fair market value at the Grant Date, less the First Refusal Discount Amount.

      (b) Mr. Gaines shall be responsible for all Federal tax imposed on him under the Internal Revenue Code of 1986, as amended (the "Code"), and any state or local tax code or regulations, if applicable, together with any interest or penalties incurred by Mr. Gaines with respect to any such taxes (collectively, the "Taxes"), as a result of being awarded the Restricted Stock (the "Restricted Stock Award"); provided, however, if Mr. Gaines timely files a valid 83(b) election with respect to the Restricted Stock Award, then the Company shall pay to Mr. Gaines, and Mr. Gaines shall be entitled to receive from the Company, an additional payment (the "Gross-Up Payment") equal to all applicable Taxes (other than interest and penalties due to Mr. Gaines's failure to timely make a valid 83(b) election, file a tax return or pay taxes shown on his return), if any, imposed by reason of the Restricted Stock Award and the payment of the Gross-Up Payment.. Any Gross-Up Payment shall be payable by the Company to or for the benefit of Mr. Gaines no later than on April 1st of the year following the year in which the income was earned.

8. Rights with Respect to Restricted Stock.

      (a) Except as otherwise provided in this Agreement, effective as of the Grant Date Mr. Gaines shall have, with respect to all of the shares of Restricted Stock, whether Vested Shares or Non-Vested Shares, all of the rights of a holder of shares of common stock of the Company, including without limitation (i) the right to vote such Restricted Stock, (ii) the right to receive cash dividends, if any, as may be declared on the Restricted Stock from time to time, and (iii) the rights available to all holders of shares of common stock of the Company upon any merger, consolidation, reorganization, liquidation or dissolution, stock split-up, stock dividend or recapitalization undertaken by the Company; provided, however, that all of such rights shall be subject to the terms, provisions, conditions and restrictions set forth in this Agreement (including without limitation conditions under which all such rights shall be forfeited).

      (b) Notwithstanding any term or provision of this Agreement to the contrary, the existence of this Agreement, or of any outstanding Restricted Stock awarded hereunder, shall not affect in any manner the right, power or authority of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger, consolidation or similar transaction by or of the Company; (iii) any offer, issue or sale by the Company of any capital stock of the Company, including any equity or debt securities, or preferred or preference stock that would rank prior to or on parity with the Restricted Stock and/or that would include, have or possess other rights, benefits and/or preferences superior to those that the Restricted Stock includes, has or possesses, or any warrants, options or rights with respect to any of the foregoing; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the stock, assets or business of the Company; or (vi) any other corporate transaction, act or proceeding (whether of a similar character or otherwise).

9. Transferability. The shares of Restricted Stock are not transferable until and unless they become Vested Shares in accordance with this Agreement. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and permitted assigns of Mr. Gaines. Any attempt to effect a Transfer of any shares of Restricted Stock prior to the date on which the shares become Vested Shares shall be void ab initio. For purposes of this Agreement, "Transfer" shall mean any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy or attachment. Notwithstanding the foregoing, the shares of restricted Stock may be Transferred to any member of Mr. Gaines' immediate family, to any trust or other entity of which Mr. Gaines and members of his family are the sole beneficiaries or the beneficial holders of all equity interests. Any shares of Restricted Stock transferred pursuant to the immediately preceding sentence shall remain subject to the right of repurchase in favor of the Company provided for of Section 6 hereof.

10. Amendment, Modification & Assignment; Non-Transferability. This Agreement may only be modified or amended in a writing signed by the parties hereto. No promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, with respect to the subject matter hereof, have been made by either party which are not set forth expressly in this Agreement. Unless otherwise consented to in writing by the Company, in its sole discretion, this Agreement (and Mr. Gaines' rights hereunder) may not be assigned by Mr. Gaines, and the obligations of Mr. Gaines hereunder may not be delegated, in whole or in part. The rights and obligations created hereunder shall be binding on Mr. Gaines and his heirs and legal representatives and on the successors and assigns of the Company.

11. Complete Agreement. This Agreement (together with those agreements and documents expressly referred to herein, for the purposes referred to herein) embody the complete and entire agreement and understanding between the parties with respect to the subject matter hereof, and supersede any and all prior promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, which may relate to the subject matter hereof in any way.

12. Miscellaneous.

      (a) No Right to Continued Employment or Service. This Agreement and the grant of Restricted Stock hereunder shall not confer, or be construed to confer, upon Mr. Gaines any right to employment or service, or continued employment or service, with the Company or any Related Entity.

      (b) No Limit on Other Compensation Arrangements. Nothing contained in this Agreement shall preclude the Company or any Related Entity from adopting or continuing in effect other or additional compensation plans, agreements or arrangements, and any such plans, agreements and arrangements may be either generally applicable or applicable only in specific cases or to specific persons.

      (c) Severability. If any term or provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or under any applicable law, rule or regulation, then such provision shall be construed or deemed amended to conform to applicable law (or if such provision cannot be so construed or deemed amended without materially altering the purpose or intent of this Agreement and the grant of Restricted Stock hereunder, such provision shall be stricken as to such jurisdiction and the remainder of this Agreement and the award hereunder shall remain in full force and effect).

      (d) No Trust or Fund Created. Neither this Agreement nor the grant of Restricted Stock hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Related Entity and Mr. Gaines or any other person. To the extent that Mr. Gaines or any other person acquires a right to receive payments from the Company pursuant to this Agreement, such right shall be no greater than the right of any unsecured general creditor of the Company.

      (e) Law Governing. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware (without reference to the conflict of laws rules or principles thereof).

      (f) Interpretation. Mr. Gaines accepts the Restricted Stock subject to all of the terms, provisions and restrictions of this Agreement. The undersigned Mr. Gaines hereby accepts as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

      (g) Headings. Section, paragraph and other headings and captions are provided solely as a convenience to facilitate reference. Such headings and captions shall not be deemed in any way material or relevant to the construction, meaning or interpretation of this Agreement or any term or provision hereof.

      (h) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by air courier or first class certified or registered mail, return receipt requested and postage prepaid, addressed as follows:

             If to Mr. Gaines, to:      to his address on file with the Company

            If to the Company, to:      Dune Energy, Inc.
                                        3050 Post Oak Blvd., Suite 695
                                        Houston, TX  77056
                                        Attn:  Chief Executive Officer

                   with a copy to:      Eaton & Van Winkle
                                        3 Park Avenue, 16th Floor
                                        New York, New York 10016
                                        Attn:  Matthew S. Cohen, Esq.

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of delivery if personally delivered; on the business day after the date when sent if sent by air courier; and on the third business day after the date when sent if sent by mail, in each case addressed to such party as provided in this Section or in accordance with the latest written direction from such party.

      (i) Non-Waiver of Breach. The waiver by any party hereto of the other party's prompt and complete performance, or breach or violation, of any term or provision of this Agreement shall be effected solely in a writing signed by such party, and shall not operate nor be construed as a waiver of any subsequent breach or violation, and the waiver by any party hereto to exercise any right or remedy which he or it may possess shall not operate nor be construed as the waiver of such right or remedy by such party, or as a bar to the exercise of such right or remedy by such party, upon the occurrence of any subsequent breach or violation.

      (j) Counterparts. This Agreement may be executed in two or more separate counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the date first written above.

                                              DUNE ENERGY, INC.


                                              By: /s/ James A. Watt
                                                  ------------------------------
                                                  Name:  James A. Watt
                                                  Title:  President and CEO



AGREED AND ACCEPTED:

ALAN GAINES:


      /s/ Alan Gaines
------------------------------
Alan Gaines